================================================================================






                         CENTRAL SECURITIES CORPORATION









                                   ---------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 1999














================================================================================

                         CENTRAL SECURITIES CORPORATION

       (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                             Per Share of Common Stock
                                     -----------------------------------------
                                                                     Distribu-
                                                                     tions(B)
                                                                     declared
                                                            Divi-      from
                         Convertible                      dends(B)   long-term
                         Preference                       declared   investment
              Total       Stock at     Net       Net      from net    gains or   Net realized   Unrealized
               net       liquidation  asset  investment  investment    capital    investment    appreciation
 Year        assets      preference   value   income(A)    income      surplus  gains (losses) of investments
 ----        ------      ----------   -----   ---------    ------      -------  -------------- --------------
1988      $118,930,727  $10,072,150  $11.77                                                   $ 25,718,033
1989       129,376,703   10,034,925   12.24    $.17       $.35         $.  65*     $ 661,161    38,661,339
1990       111,152,013   10,027,050   10.00     .17        .20            .50*    (2,643,394)   25,940,819
1991       131,639,511   10,022,100   11.87     .14        .14            .56*     7,321,233    43,465,583
1992       165,599,864   10,019,000   14.33     .12        .20            .66      8,304,369    70,586,429
1993       218,868,360    9,960,900   17.90     .14        .18           1.42     16,407,909   111,304,454
1994       226,639,144    9,687,575   17.60     .23        .22           1.39     16,339,601   109,278,788
1995       292,547,559    9,488,350   21.74     .31        .33           1.60     20,112,563   162,016,798
1996       356,685,785    9,102,050   25.64     .27        .28           1.37     18,154,136   214,721,981
1997       434,423,053    9,040,850   29.97     .24        .34           2.08     30,133,125   273,760,444
1998       476,463,575    8,986,125   31.43     .29        .29           1.65     22,908,091   301,750,135
6 mos.
to
June 30,
1999**     528,821,518    8,914,900   34.98     .14        .09            .11     13,267,720   342,225,693


---------
A - Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock.

B - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes, except for the six months ended June 30, 1999 which are estimated.

* Includes a non-taxable return of capital of $.56 in 1989, $.47 in 1990 and $.11 in 1991.

** Unaudited.

      The Preference and Common Stocks are listed on the American Stock Exchange. On June 30, 1999, the market quotations were as follows:

     Convertible Preference Stock, $2.00 Series D .. 95 5/8 bid, 99 3/8 asked
     Common Stock .................................. 26 7/8 low, 27 3/8 high and last sale




                                      [2]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial statements for the six months ended June 30, 1999 reviewed by our independent accountants and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                                                         June 30,
                                                                           1999         December 31,
                                                                        (Unaudited)         1998
                                                                        -----------         ----
Net assets ...........................................................  $528,821,518    $476,463,575
Convertible Preference Stock at liquidation preference ...............    (8,914,900)     (8,986,125)
                                                                        ------------    ------------
Net assets applicable to Common Stock ................................  $519,906,618    $467,477,450
                                                                        ============    ============
Net asset coverage per share of Convertible Preference Stock .........    $ 1,482.97      $ 1,325.55
Net assets per share of Common Stock .................................         34.98           31.43
Pro forma net assets per share, reflecting conversion of the
  Convertible Preference Stock .......................................         32.72           29.44
    Shares of Convertible Preference Stock outstanding ...............       356,596         359,445
    Shares of Common Stock outstanding ...............................    14,860,933      14,872,742

      Comparative operating results are as follows:

                                                                          Six months ended June 30,
                                                                        -----------------------------
                                                                           1999
                                                                        (Unaudited)         1998
                                                                        -----------         ----
Net investment income ................................................   $ 2,655,468     $ 2,639,165
    Number of times Preferred dividend earned ........................           4.9             7.3
    Per share of Common Stock ........................................           .14*            .16*
Net realized gain on sale of investments .............................    13,267,720      19,805,284
Increase in net unrealized appreciation of investments ...............    40,475,558       8,405,219
Increase in net assets resulting from operations .....................    56,398,746      30,849,668


--------
* Per-share data are based on the average number of Common shares outstanding during the six-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.

      A dividend of $.20 per share was paid on June 15 to holders of Common Stock. Also, during the first six months of 1999 dividends of $1.50 per share were paid or accrued on the Series D Preference Stock. Stockholders will be sent a notice concerning the taxability of all 1999 distributions in January 2000.


                                      [3]

      On June 16, 1999 the Corporation issued a call for the redemption of the Preference Stock on August 1, 1999 at the redemption price of $27.50 per share. Each share of Preference Stock was convertible into 3.652 shares of Common Stock prior to the close of business on July 30, 1999. The final dividend of $.50 per share on the Preference Stock was paid on July 30, 1999 to stockholders of record at June 15, 1999. Pursuant to its fundamental policy regarding the issuance of senior securities, the Corporation may issue senior securities in the future.

      During the first six months of 1999 the Corporation repurchased 22,200 shares of its Common Stock on the American Stock Exchange at an average price per share of $23.90. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                           CENTRAL SECURITIES CORPORATION

                                              WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
August 4, 1999

                                  -----------

                               SIGNS OF THE TIMES

      "[W]orkers' earnings go a lot further than they used to. Measured in time spent working at the average manufacturing wage, the price of a typical personal computer has fallen 85% since 1984. Cell phones are down to just 2% of their 1984 work-hour cost. Videocassette recorders go for a fourth of what they did in 1984. An eight-ounce serving of Coca-Cola goes for 56% less and a Big Mac for 20% less than in 1970. A basket of food staples, including bread, milk, chicken and oranges, costs 26% less than in 1970. When today's twentysomethings settle down, they'll find they have to work only 15% as hard as their parents to own a color television. Compared with 1970, the prices expressed in hours of work are down 40% for refrigerators, 60% for dishwashers, 64% for dryers and 80% for electric ranges." (W. Michael Cox and Richard Alm, The Wall Street Journal, April 6, 1999.)


                                      [4]

                          PRINCIPAL PORTFOLIO CHANGES*

                            April 1 to June 30, 1999
                                   (Unaudited)
                    (Common Stock unless specified otherwise)

                                                     Number of Shares
                                           ------------------------------------
                                                                        Held
                                                                      June 30,
                                           Purchased       Sold         1999
                                           ---------       ----         ----
Allmerica Financial Corporation .........                  70,000        --
Arrow Electronics, Inc. .................   300,000                    400,000
The Bank of New York Company, Inc. ......                  20,000      900,000
Capital One Financial Corporation .......   400,000+                   600,000
Church & Dwight Co., Inc. ...............                  25,000      300,000
Convergys Corporation ...................   250,000                    400,000
Deltic Timber Corporation ...............                  50,000        --
Intel Corporation .......................   410,000+                   820,000
Nextel Communications, Inc. Class A .....                  30,000      210,000
UniFirst Corporation ....................    20,000                    170,000
Vesta Insurance Group, Inc. .............                 100,000      100,000
Watkins-Johnson Company .................    35,000                    500,000

---------
* Excludes stocks listed under "Miscellaneous -- Other investments" in the Statement of Investments.

+ Stock split.


                                      [5]

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1999
                                   (Unaudited)


ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $125,449,150) (Note 1) ...............................  $429,379,303
        Securities of affiliated companies (cost $17,486,581)
          (Notes 1, 5 and 6) .........................................    55,782,121
        Short-term debt securities at cost plus accrued interest .....    44,425,034    $529,586,458
                                                                        ------------
    Cash and receivables:
        Cash .........................................................        31,145
        Receivable for securities sold ...............................         5,365
        Dividends receivable .........................................       114,375         150,885
                                                                         -----------
    Office equipment and leasehold improvements, net .................                        11,245
                                                                                         -----------
            Total Assets .............................................                   529,748,588
LIABILITIES:
    Payable for securities purchased .................................       622,380
    Cash dividends payable ...........................................       179,553
    Accrued expenses and reserves ....................................       125,137
                                                                         -----------
            Total Liabilities ........................................                       927,070
                                                                                        ------------
NET ASSETS ...........................................................                  $528,821,518
                                                                                        ============
NET ASSETS are represented by:
    $2.00 Series D Convertible Preference Stock
      without par value at liquidation preference,
      $25.00 per share, authorized 4,000,000 shares;
      issued 356,596 (Note 2) ........................................                   $ 8,914,900
    Common Stock at par value, $1.00 per share, authorized
      30,000,000 shares; issued 14,915,133 (Note 2) ..................                    14,915,133
    Surplus:
        Paid-in ......................................................  $149,950,756
        Undistributed net gain on sales of investments ...............    13,240,183
        Undistributed net investment income ..........................       870,334     164,061,273
                                                                        ------------
    Net unrealized appreciation of investments .......................                   342,225,693
    Treasury stock, at cost (54,200 shares of Common Stock)
      (Note 2) .......................................................                    (1,295,481)
                                                                                        ------------
NET ASSETS ...........................................................                  $528,821,518
                                                                                        ============
NET ASSET VALUE PER COMMON SHARE .....................................                     $34.98
                                                                                           ======


                 See accompanying notes to financial statements
                   and independent accountants' review report.


                                      [6]

                             STATEMENT OF OPERATIONS

                     For the six months ended June 30, 1999
                                   (Unaudited)

INVESTMENT INCOME
Income:
    Dividends .......................................................    $ 2,231,206
    Interest ........................................................      1,247,213     $ 3,478,419
                                                                          ----------
Expenses:
    Investment research .............................................        165,581
    Administration and operations ...................................        202,471
    Employees' retirement plans .....................................          6,820
    Custodian fees ..................................................         11,050
    Franchise and miscellaneous taxes ...............................         73,276
    Transfer agent and registrar fees and expenses ..................         22,119
    Rent and utilities ..............................................         81,580
    Listing, software and sundry fees ...............................         49,683
    Legal, auditing and tax fees ....................................         35,601
    Stationery, supplies, printing and postage ......................         29,062
    Travel and telephone ............................................         15,491
    Directors' fees .................................................         39,000
    Insurance .......................................................         45,513
    Publications and miscellaneous ..................................         45,704         822,951
                                                                          ----------     -----------
Net investment income ...............................................                      2,655,468

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS

Net realized gain from security transactions ........................     13,267,720
Net increase in unrealized appreciation of investments ..............     40,475,558
                                                                          ----------
    Net gain on investments .........................................                     53,743,278
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ........................................................                    $56,398,746
                                                                                         ===========

                 See accompanying notes to financial statements
                   and independent accountants' review report.


                                      [7]

                       STATEMENTS OF CHANGES IN NET ASSETS

                     For the six months ended June 30, 1999
                      and the year ended December 31, 1998

                                                                        Six months
                                                                           ended
                                                                         June 30,
                                                                           1999
                                                                        (Unaudited)         1998
                                                                         ---------          ----
FROM OPERATIONS:
    Net investment income ..........................................    $  2,655,468     $ 4,775,728
    Net realized gain on investments ...............................      13,267,720      22,908,091
        Net increase in unrealized appreciation of investments .....      40,475,558      27,989,691
                                                                        ------------     -----------
        Increase in net assets resulting from operations ...........      56,398,746      55,673,510
                                                                        ------------     -----------
DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income:
        Preference Stock ...........................................        (538,855)       (721,149)
        Common Stock ...............................................      (1,352,236)     (4,049,386)
    Net realized gain from investment transactions .................      (1,618,120)    (23,441,444)
                                                                        ------------     -----------
        Decrease in net assets from distributions ..................      (3,509,211)    (28,211,979)
                                                                        ------------     -----------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in Common Stock ........              --      15,344,081
    Cost of shares of Common Stock repurchased .....................        (530,492)       (764,990)
    Other capital transactions .....................................          (1,100)           (100)
                                                                        ------------     -----------
        Increase (decrease) in net assets from capital
          share transactions .......................................        (531,592)     14,578,991
                                                                        ------------     -----------
            Total increase in net assets ...........................      52,357,943      42,040,522
NET ASSETS:
    Beginning of period ............................................     476,463,575     434,423,053
                                                                        ------------     -----------
    End of period (including undistributed net investment income
      of $870,334 and $105,958, respectively) ......................    $528,821,518    $476,463,575
                                                                        ============    ============

                 See accompanying notes to financial statements
                   and independent accountants' review report.



                                      [8]

                            STATEMENT OF INVESTMENTS

                                  June 30, 1999
                                   (Unaudited)

                           PORTFOLIO SECURITIES 91.7%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

    Prin. Amt.                                                       Market
    or Shares                                                         Value
    --------                                                          -----
                Banking and Finance 19.1%
      900,000     The Bank of New York Company, Inc. ..........   $ 33,018,750
      600,000     Capital One Financial Corporation ...........     33,412,500
      280,000     First Union Corporation .....................     13,177,500
      450,000     Household International, Inc. ...............     21,318,750
                                                                  ------------
                                                                   100,927,500
                                                                  ------------
                Chemicals 5.5%
    1,000,000     Hanna (M. A.) Company .......................     16,437,500
      300,000     Rohm and Haas Company .......................     12,862,500
                                                                  ------------
                                                                    29,300,000
                                                                  ------------
                Commercial Services 0.6%
      170,000     UniFirst Corporation ........................      3,123,750
                                                                  ------------
                Communications Equipment 3.3%
      200,000     Cabletron Systems, Inc. .....................      2,600,000
      500,000     Watkins-Johnson Company(b) ..................     14,750,000
                                                                  ------------
                                                                    17,350,000
                                                                  ------------
                Computer Software & Services 9.2%
      975,000     American Management Systems, Inc.(a) ........     31,260,937
      400,000     Convergys Corporation .......................      7,750,000
      100,000     Electronic Data Systems Corporation .........      5,662,500
      395,000     Peerless Systems Corporation(a) .............      4,147,500
                                                                  ------------
                                                                    48,820,937
                                                                  ------------
                Data Processing 2.4%
      555,000     The Reynolds and Reynolds Company Class A ...     12,938,438
                                                                  ------------
                Electronics 21.7%
      720,000     Analog Devices, Inc.(a) .....................     36,135,000
      400,000     Arrow Electronics, Inc. .....................      7,600,000
      600,000     The DII Group Incorporated ..................     22,387,500
      820,000     Intel Corporation ...........................     48,790,000
                                                                  ------------
                                                                   114,912,500
                                                                  ------------


                                      [9]

       Prin. Amt.                                                   Market
       or Shares                                                     Value
       --------                                                      -----
                Energy 3.7%
       70,000     Kerr-McGee Corporation ......................    $ 3,513,125
      300,000     Murphy Oil Corporation ......................     14,643,750
      100,000     Petroleum GeoServices ASA Spon-ADR(a) .......      1,487,500
                                                                   -----------
                                                                    19,644,375
                                                                   -----------
               Engineering and Construction 1.4%
      700,000     Morrison Knudsen Corporation(a) .............      7,218,750
                                                                   -----------
                Health Care 0.5%
      150,000     MGI Pharma, Inc.(a) .........................      1,575,000
      100,000     Omnicare, Inc. ..............................      1,262,500
                                                                   -----------
                                                                     2,837,500
                                                                   -----------
                Household Products 2.5%
      300,000     Church & Dwight Co., Inc. ...................     13,050,000
                                                                   -----------
                Insurance 9.7%
      240,000     Mutual Risk Management Ltd. .................      8,010,000
       70,000     The Plymouth Rock Company, Inc.
                    Class A(b)(c) .............................     34,160,000
      220,000     Provident Companies, Inc. ...................      8,800,000
      100,000     Vesta Insurance Group, Inc. .................        462,500
                                                                   -----------
                                                                    51,432,500
                                                                   -----------
                Manufacturing 3.7%
      600,000     Brady Corporation ...........................     19,500,000
                                                                   -----------
                Telecommunications 4.4%
      150,000     Cincinnati Bell Inc. ........................      3,740,625
      175,356     IXC Communications Corporation(a) ...........      6,893,683
       10,743     IXC Communications Corporation 71/4%
                    Junior Conv. Pfd. Due 2007(c) .............      1,865,253
      210,000     Nextel Communications, Inc. Class A .........     10,539,375
                                                                   -----------
                                                                    23,038,936
                                                                   -----------
                Transportation 1.3%
      533,757     Transport Corporation of America, Inc.
                    Class B(a)(b) .............................      6,872,121
                                                                   -----------
                Utilities 2.0%
      300,000     MidAmerican Energy Holdings Company .........     10,387,500
                                                                   -----------

                                      [10]

       Prin. Amt.                                                   Market
       or Shares                                                     Value
       --------                                                      -----
                Miscellaneous 0.7%
                  Grumman Hill Investments, L.P.(a)(c) .........  $  1,225,242
        5,000     Southeast Publishing Ventures, Inc.
                    Series A Pfd.(a)(b)(c) .....................             0
                  Steuart Petroleum Company Warrant to
                    Purchase Common Stock(a)(c) ................             0
                  Other investments ............................     2,581,375
                                                                  ------------
                                                                     3,806,617
                                                                  ------------
                          Total Portfolio Securities
                            (cost $142,935,731) ................   485,161,424
                                                                  ------------
                SHORT-TERM DEBT INVESTMENTS 8.4%
  $14,165,000     Ford Motor Credit Corporation
                    4.85% due 7/12/99 ..........................  $ 14,264,251
   11,393,000     General Electric Capital Corp.
                    4.81%-- 4.96% due 7/06/99-- 8/16/99 ........    11,423,669
   18,783,000     General Motors Acceptance Corp.
                    4.85%-- 4.86% due 7/12/99-- 7/26/99 ........    18,737,114
                                                                  ------------
                          Total Short-Term Investments
                            (cost $44,425,034) .................    44,425,034
                                                                  ------------
                          Total Investments
                            (cost $187,360,765) (100.1%) .......   529,586,458
                                                                  ------------
                          Liabilities, less cash, receivables and
                            other assets (0.1%) ................      (764,940)
                                                                  ------------
                          Net Assets (100%) ....................  $528,821,518
                                                                  ============
----------
(a) Non-dividend paying.

(b) Affiliate as defined in the  Investment  Company Act of 1940.

(c) Valued at estimated fair value.

                 See accompanying notes to financial statements
                   and independent accountants' review report.


                                      [11]

                  NOTES TO FINANCIAL STATEMENTS -- (unaudited)

      1. Significant Accounting Policies -- The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security Valuation -- Securities are valued at the last sale price on June
        30, 1999 or, if unavailable, at the closing bid price. Corporate discount notes are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The
        Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values, also, may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

      Federal Income Taxes -- It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Other -- Security transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Preference Stock and Common Stock -- On June 16, 1999 the Corporation issued a call for the redemption of the Preference Stock on August 1, 1999 at the redemption price of $27.50 per share. Each share of Preference Stock was convertible into 3.652 shares of Common Stock prior to the close of business on July 30, 1999. The final dividend of $.50 per share on the Preference Stock was paid on July 30, 1999 to stockholders of record at June 15, 1999. During the six months ended June 30, 1999, 10,391 shares of Common Stock were issued upon conversion of shares of Preference Stock. Pursuant to its fundamental policy regarding the issuance of senior securities, the Corporation may issue senior securities in the future when and if, in the judgment of its directors, such action is deemed advisable.

      The Corporation repurchased 22,200 shares of its Common Stock in the first six months of 1999 at an average price of $23.90 per share representing an average discount from net asset value of 20.6%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      3. Investment Transactions -- The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six months ended June 30, 1999, excluding short-term investments, were $23,878,875 and $23,354,441, respectively.

                   See independent accountants' review report.


                                      [12]

             NOTES TO FINANCIAL STATEMENTS -- continued (unaudited)

      As of June 30, 1999, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $343,971,537 and $1,745,844, respectively.

      4. Operating Expenses -- The aggregate remuneration paid during the six months ended June 30, 1999 to officers and directors amounted to $342,054, of which $39,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. No contributions were made to the plan for the six months ended June 30, 1999.

      5. Affiliates -- The Plymouth Rock Company, Inc., Southeast Publishing Ventures, Inc., Transport Corporation of America, Inc. and Watkins-Johnson Company are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $281,000 from affiliates during the six months ended June 30, 1999. Unrealized appreciation related to affiliates increased by $3,956,774 for the six months ended June 30, 1999 to $38,295,540.

      6. Restricted Securities -- The Corporation from time to time invests in securities the resale of which is restricted. On June 30, 1999 such investments had an aggregate value of $37,250,495, which was equal to 7.0% of the Corporation's net assets. Investments in restricted securities at June 30, 1999, including acquisition dates and cost, were: Grumman Hill Investments, L.P., 9/11/85, $85,243; IXC Communications, Inc., 4/14/97, $1,112,879; The Plymouth
Rock  Company,  Inc.,  12/15/82,  $1,500,000  and  6/1/84,  $699,986;  Southeast
Publishing Ventures, Inc., 4/5/89, $5,200; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities decreased by $422,073 for the six months ended June 30, 1999 to $33,794,687.

      7. Year 2000 Readiness Disclosure -- The Corporation could be adversely affected if computer systems used by the Corporation, the Corporation's principal service providers, or other entities that interact electronically with the Corporation or its service providers fail to properly process date-related data up to and following January 1, 2000. The Corporation has taken steps which it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses, to obtain assurances that its principal service providers, including the Corporation's Custodian and its Registrar and Transfer Agent, are preparing to be Year 2000 compliant, and to develop contingencies to address unexpected problems. However, at this time there can be no assurance that the steps being taken by the Corporation will be sufficient to avoid any adverse impact on the Corporation. For example, the Corporation's Custodian and its Registrar and Transfer Agent could be materially affected adversely if all of their vendors are not completely Year 2000 compliant, which could negatively affect the Corporation.

      In addition, the Corporation could be adversely affected if the issuers of securities in which the Corporation is invested are negatively affected by the Year 2000 problem. For this reason the Corporation has taken steps reasonably designed to obtain assurances from such issuers that they are preparing to be Year 2000 compliant.

                   See independent accountants' review report.


                                      [13]

             NOTES TO FINANCIAL STATEMENTS -- continued (unaudited)

      The Corporation did not incur any material costs in addressing the Year 2000 problem in the first six months of 1999, and it does not reasonably believe that it will incur any material costs in the last six months of 1999.

                                  ------------
                              FINANCIAL HIGHLIGHTS

                                            Six Mos.
                                              Ended
                                             6/30/99
                                           (Unaudited)   1998       1997       1996       1995       1994
                                           ----------    ----       ----       ----       ----       ----
Per Share Operating Performance
Net asset value, beginning of period ...    $  31.43   $  29.97   $  25.64   $  21.74   $  17.60   $  17.90
Net investment income ..................         .18        .34        .29        .33        .37        .30
Net realized and unrealized gain
  on securities ........................        3.61       3.11       6.51       5.28       5.76       1.08
                                            --------   --------   --------   --------   --------   --------
      Total from investment
        operations .....................        3.79       3.45       6.80       5.61       6.13       1.38
Less:
Dividends from net investment income*
    To Preference Stockholders .........         .04        .05        .05        .06        .06        .07
    To Common Stockholders .............         .09        .29        .34        .28        .33        .22
Distributions from capital gains*
    To Common Stockholders .............         .11       1.65       2.08       1.37       1.60       1.39
                                            --------   --------   --------   --------   --------   --------
      Total distributions ..............         .24       1.99       2.47       1.71       1.99       1.68
                                            --------   --------   --------   --------   --------   --------
Net asset value, end of period .........    $  34.98   $  31.43   $  29.97   $  25.64   $  21.74   $  17.60
                                            ========   ========   ========   ========   ========   ========
Per share market value,
  end of period ........................    $  27.38   $  24.38   $  29.69   $  24.13   $  20.88   $  15.75
Total investment return,
  market(%) ............................       12.29+    (11.57)     35.60      22.35      45.65      12.30
Total investment return, NAV(%) ........       11.84+     13.75      26.08      25.97      34.59       8.62
Ratios/Supplemental Data:
Net assets, end of period(000) .........    $528,822   $476,464   $434,423   $356,686   $292,548   $226,639
Ratio of expenses to average net
  assets for Common(%) .................         .34++      .51        .54        .57        .64        .68
Ratio of net investment income to
  average net assets for ...............
  Common(%)                                     1.10++     1.09        .99       1.36       1.75       1.58
Portfolio turnover rate(%) .............        5.29+      6.21      10.92       9.89       8.27      11.73
------------
  *Computed on the basis of the Corporation's status as a "regulated  investment company"  for Federal  income tax  purposes,  except for the six months ended
   6/30/99 which are estimated.

 + Not annualized.

++ Annualized.


                 See accompanying notes to financial statements
                   and independent accountants' review report.


                                      [14]

--------------------------------------------------------------------------------

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT

   TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
     CENTRAL SECURITIES CORPORATION

         We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of June 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the six-month period ended June 30, 1999.

         We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

         Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with generally accepted accounting principles.

         We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended December 31, 1998, and financial highlights for each of the five years in the period ended December 31, 1998, and in our report dated January 22, 1999 we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                                                                        KPMG LLP

   New York, NY
   July 27, 1999

--------------------------------------------------------------------------------

                  ANNUAL MEETING OF STOCKHOLDERS -- (unaudited)

         The annual meeting of stockholders of the Corporation was held on March 10, 1999. At the meeting all of the directors of the Corporation were reelected by the holders of the Preference Stock and Common Stock voting separately, as follows: Donald G. Calder and Jay R. Inglis, 344,183 shares of Preference Stock in favor, 175 shares withheld each; Dudley D. Johnson, 13,569,192 shares of Common Stock in favor, 58,660 shares withheld; Wilmot H. Kidd, 13,568,962 shares of Common Stock in favor, 58,890 shares withheld; and
   C. Carter Walker, Jr., 13,568,661 shares of Common Stock in favor, 59,191 shares withheld.

         In addition, the selection of KPMG LLP as independent auditors of the Corporation for the year 1999 was ratified by the following vote of the holders of the Preference Stock and Common Stock voting together as one class:
   13,864,245 shares in favor, 69,839 shares against, 38,126 shares abstaining.


                                      [15]

                               BOARD OF DIRECTORS

DONALD G. CALDER                                       DUDLEY D. JOHNSON
     President                                             President
     G. L. Ohrstrom & Co., Inc.                            Young & Franklin Inc.
     New York, NY                                          Liverpool, NY

JAY R. INGLIS                                          WILMOT H. KIDD
     Executive Vice President                              President
     Holt Corporation
     New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                       WILMOT H. KIDD, President
                       CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                       CUSTODIAN

                            UMB Bank, N. A.
                                P.O. Box 419226, Kansas City, MO 64141-6226

                       TRANSFER AGENT AND REGISTRAR

                            EquiServe, First Chicago Trust Division
                                P.O. Box 2500, Jersey City, NJ 07303-2500

                       INDEPENDENT AUDITORS

                            KPMG LLP
                                345 Park Avenue, New York, NY 10154




                                      [16]